INVESTMENT MANAGER
EquitiLink International Management Limited
P.O. Box 578, 17 Bond Street
St. Helier, Jersey JE45XB
Channel Islands
INVESTMENT ADVISER
EquitiLink Australia Limited
Level 3, 190 George Street
Sydney, NSW 2000, Australia
CONSULTANT
Wood Gundy, Inc.
BCE Place, P.O. Box 500
Toronto, Ontario, MSJ 258
Canada
ADMINISTRATOR
Princeton Administrators, L.P.
Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266
AUCTION AGENT
Chase Manhattan Bank, N.A.
55 Water Street
New York, New York 10041
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, New York 10112
Stikeman, Elliott
L40 Chifley Tower
Chifley Square
Sydney, NSW 2000, Australia
The shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol 'FCO'. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.
    For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free: 1-800-543-6217

   This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

The First Commonwealth Fund, Inc.
Box 9095
Princeton, NJ 08543-9095
(609) 282-4600

THE FIRST
COMMONWEALTH
FUND, INC.
--------------------------------------------------------

ANNUAL REPORT
OCTOBER 31, 1998

                HIGHLIGHTS OF THIS REPORT
 O 8.8% CASH DISTRIBUTION RATE FOR THE YEAR TO OCTOBER
   31, 1998
 O NAV RETURN 8.3% PER ANNUM SINCE INCEPTION ASSUMING
   REINVESTMENT OF DISTRIBUTIONS
 O 95% OF THE FUND'S ASSETS INVESTED IN SECURITIES RATED*
   'AA'/'AA' OR BETTER

 * or deemed by the Manager to be equivalent
 ALL AMOUNTS ARE US DOLLARS
UNLESS OTHERWISE STATED

 MANAGED BY EQUITILINK INTERNATIONAL
MANAGEMENT LIMITED

--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                               December 18, 1998

Dear Shareholder:

    We are pleased to present our Annual Report to shareholders for the year ended October 31, 1998. The report includes a summary of developments in bond and currency markets in Australia, Canada, New Zealand and the United Kingdom.

INVESTMENT MARKETS

    Investment conditions for the Fund were positive over the latest quarter. All Commonwealth bond markets rallied, resulting in capital gains as bond yields declined. With the exception of the Canadian dollar, all Commonwealth currencies appreciated against the US dollar.

    These positive investment conditions have translated into strong performance of the Fund over the quarter.

    Over the year to October 31, 1998, investment conditions were mixed. Although bond markets rallied, the currencies of those countries weakened against the US dollar, with the exception of the British pound sterling.

INVESTMENT PERFORMANCE

    The Fund's total return based on NAV was 6.2% over the three months and 1.8% over the year to October 31, 1998. Since inception, the Fund has returned 8.3% per annum based on NAV. The Fund's total return based on share price was 1.0% for the three months and -5.6% for the year. The NAV and share price performance both assume reinvestment of distributions.

    The Fund continues to maintain a high quality portfolio, with 95% of assets invested in securities where either the issue or the issuer are rated at least 'AA' by Standard & Poor's Ratings Group or 'Aa' by Moody's Investors Service or, if unrated, are judged to be of equivalent quality by the Investment Manager.

DISTRIBUTIONS

    Distributions to common shareholders for the year totalled 95.5 cents per share. Based on the share price of $10.81 at October 31, 1998, the cash distribution rate over the last 12 months was 8.8%. Since all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the effective distribution rate is higher for those US investors who are able to claim a tax credit.

    At its meeting held on December 15, 1998, the Board of Directors resolved to continue paying a monthly distribution of 7.75 cents per share through to March 1999 when the Board will review the position at its next quarterly meeting. It also declared a special distribution of 1.5 cents payable on January 15, 1999 to shareholders of record on December 31, 1998.

    For Federal income tax purposes, the Board has determined that 7.75 cents per common share monthly distribution paid in October 1998 will be characterized as long-term capital gains. Shareholders are advised to rely only on Form 1099-DIV, which will be sent January 1999, for definitive information with respect to the tax treatment of the Fund's distributions.

    For information on the Fund including weekly updates of share price, NAV, and details of recent distributions, please telephone Investor Relations, toll free on 1-800-543-6217 in the United States.

Yours sincerely,

Brian M. Sherman                                           Laurence S. Freedman
Chairman                                                   President

--------------------------------------------------------------------------------
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

    We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan') which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. As a participant in the Plan, you will also have the convenience of:

    AUTOMATIC REINVESTMENT -- the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

    LOWER COSTS -- shares purchased on your behalf under the Plan will be at reduced brokerage rates;

    CONVENIENCE -- the Plan Agent will hold your shares in uncertificated form and will provide a detailed record of your holdings at the end of each distribution period.

    If you would like further information on the Plan, please contact State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, Tel:
1-800-426-5523.

--------------------------------------------------------------------------------
                        REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

DISTRIBUTIONS

    During the latest 12 month period, the Fund paid a total of 95.5 cents per share in distributions to common shareholders, consisting of five monthly payments of 8.25 cents per share and seven monthly payments of 7.75 cents per share. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains if required. The distribution rate is reviewed quarterly by the Board.

    Based upon the October 31, 1998 share price of $10.81, and total distributions of 95.5 cents per share paid over the past 12 months, the Fund provided a cash distribution rate of 8.8%. At the date of this report, with the share price at $10.94 and monthly distributions at 7.75 cents per share, the annualized cash distribution rate to shareholders is 8.50% per annum. Since all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the effective distribution rate is higher for those US investors who are able to claim a tax credit.

NET ASSET VALUE (NAV) PERFORMANCE

    The Fund's NAV per share at October 31, 1998 was $13.07. Based on NAV, the total return was 6.2% over the three months and 1.8% over the year. Since inception, the Fund has returned 8.3% per annum. All figures assume reinvestment of distributions. At the date of this report, the NAV was $13.42 per share.

SHARE PRICE PERFORMANCE

As of October 31, 1998, the Fund's share price as quoted on the New York Stock Exchange was $10.81, which represented a discount of 17.3% to the NAV of $13.07. The total investment return, based on the Fund's share price and assuming reinvestment of distributions, was 1.0% over the three months and -5.6% over the year. Since inception, the share price return has been 4.0% per annum. At the date of this report, the share price was $10.94, representing a discount of 18.50% to NAV.

PORTFOLIO COMPOSITION

    The following table shows the geographical composition of the portfolio, expressed as a percentage of total investments. The figures are based on the currencies in which the portfolio is invested.
   TABLE 1: THE FIRST COMMONWEALTH FUND, INC. -- GEOGRAPHIC ASSET ALLOCATION

                                                                           OCTOBER 31,
                         OCTOBER 31, 1998       JULY 31, 1998               1997
 Australia                        25.4%                25.5%               25.7%
 Canada                           30.1%                30.9%               29.8%
 New Zealand                       9.9%                 9.3%               10.0%
 United Kingdom                   33.7%                34.1%               33.7%
 United States*                    0.9%                 0.2%                0.8%
 TOTAL FUND                      100.0%               100.0%               100.0%

*It is the policy of the Investment Manager to maintain a portion of US short-term securities in the Fund's investments to cover distributions and expenses.

MATURITY COMPOSITION

    The following table shows the maturity composition of the portfolio. On October 31, 1998, the US dollar-weighted average maturity of the Fund's assets was 8.8 years, compared with 7.4 a year earlier.
 TABLE 2: THE FIRST COMMONWEALTH FUND, INC. -- MATURITY ANALYSIS -- OCTOBER 31,
                                      1998

                          LESS THAN 1 YEAR             1 - 5 YEARS               5 - 10 YEARS               OVER 10 YEARS
 Australia                          8.6%                     38.6%                      48.8%                       4.0%
 Canada                             9.8%                     38.4%                      12.3%                      39.5%
 New Zealand                       15.9%                     34.9%                      49.2%                        --
 United Kingdom                     3.7%                     18.1%                      33.9%                      44.3%
 United States                    100.0%                       --                         --                         --
 TOTAL FUND                         8.9%                     30.9%                      32.4%                      27.8%

    The following table shows the sectoral exposure of the portfolio, spread between the various securities offered in the Commonwealth bond markets.
 TABLE 3: THE FIRST COMMONWEALTH FUND, INC. -- SECTORAL COMPOSITION -- OCTOBER
                                    31, 1998

                         SOVEREIGN GOVT.      STATE/ PROVINCE
                              BONDS                BONDS              EUROBONDS         CORPORATE BONDS    CASH OR EQUIVALENT
 Australia                        9.4%                 7.3%                 4.9%                 3.3%                 0.5%
 Canada                          19.2%                 3.2%                 5.1%                 1.2%                 1.4%
 New Zealand                      5.0%                  --                  3.1%                 1.3%                 0.5%
 United Kingdom                  19.1%                  --                 14.5%                  --                  0.1%
 United States                     --                   --                   --                   --                  0.9%
 TOTAL FUND                      52.7%                10.5%                27.6%                 5.8%                 3.4%

QUALITY OF INVESTMENTS

    At October 31, 1998, 95% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least 'AA' by Standard & Poor's Ratings Group or 'Aa' by Moody's Investors Service or, if unrated, were judged to be of equivalent quality by the Investment Manager. The remainder of the Fund was invested in securities where the issue or the issuer was rated, or deemed to be at least equivalent to, 'A' quality.
TABLE 4: THE FIRST COMMONWEALTH FUND, INC. -- ASSET QUALITY -- OCTOBER 31, 1998

                                AAA                     AA                        A
 Australia                        71.5%                   28.5%                      --
 Canada                            6.4%                   88.8%                     4.8%
 New Zealand                      76.5%                   17.3%                     6.2%
 United Kingdom                   56.8%                   34.3%                     8.9%
 United States                   100.0%                     --                       --
 TOTAL FUND                       47.5%                   47.3%                     5.2%

--------------------------------------------------------------------------------
                           MARKET REVIEW AND OUTLOOK
--------------------------------------------------------------------------------

AUSTRALIA

Economy

    The Australian economy has weathered the Asian downturn well, with the latest upwardly revised data showing growth of 4.4% over the year to June 1998 (previously 3.9%). This has been due mainly to the strength of services and other domestically focussed parts of the economy, helped by low interest rates, subdued real wages growth, modest employment growth and relatively healthy consumer sentiment.

    Exports have shown particular resilience, with product redirected away from the Asian economies towards the US and Europe. The lower Australian dollar has made exporters more price competitive on world markets.

    Inflation remains at 35 year lows, with data released in the past three months showing annual price growth of just 1.6%. The impact of a weaker currency continues to be offset by competitive pressures and discounting from Asian importers.

    We expect modest domestic growth of around 3% for the current calendar year, with further moderation into 1999. We see growth remaining positive, despite any downturn.

Fixed Income

    The environment of slowing growth and low inflation has been positive for bonds, with 10-year yields closing October at 4.97%, down more than 1% over the calendar year to date.

    During the October quarter, yields initially weakened in line with a falling Australian dollar but then improved as the currency bounced strongly off its low and signs of slowing growth emerged.

    Based on our expectations of moderating growth and Australia's excellent inflation performance, we support the case for lower cash rates but see no urgency for Australia's central bank to make such a move, given the resilience of domestic activity.

Currency

    Speculative trading by hedge funds increasd the volatility of the Australian dollar against the US dollar during the October quarter. After reaching an all-time low of 55 cents in late August, it rebounded strongly to end the period 13.6% higher, closing at 62 cents. The Australian currency rallied 2.5% against the US dollar over the quarter, although it fell 11.4% over the year.

    Although the currency, in trade weighted terms, remains 13% below its high reached at the start of the year, it has most likely passed its low point. The resilience of domestic growth is a key positive in the near term. Looking further out, improving global growth will lead commodity prices higher, which have traditionally been a significant influence on the Australian dollar due to the nation's concentration of primary exports.

NEW ZEALAND

Economy

    The combination of earlier high short-term interest rates and the downturn in Asia pushed the New Zealand economy into technical recession in 1998. The weakest sectors have been retail, housing and exports.

    Another negative quarter is likely, with consumption, investment and employment all lower over the period.

    Economic growth should recover into 1999 as sharply easier monetary conditions stimulate domestic activity; short-term interest rates have recently fallen by nearly 3%. The depreciation in the New Zealand dollar will also mean a more competitive external sector.

Fixed Income

    The sharp weakening in economic growth has provided a very positive environment for bonds. Yields rallied strongly over the three months to October, with 10-year Government bond yields falling over 0.7% to end the period at 5.38%.

    Based on our expectations that growth will remain subdued into the new year, we expect further positive performance from New Zealand bonds.

    Within the 'dollar bloc' New Zealand bonds also look attractive, with yields currently above those in Canada and Australia.

Currency

    The New Zealand dollar traded in line with its Australian counterpart during the three months to October. After initial weakness the currency rebounded strongly to end the quarter up 3.7%.

    During the period, Moody's lowered New Zealand's foreign currency rating. Having been well anticipated, the move merely brought New Zealand into line with Australia.

CANADA

Economy

    Strong growth earlier in the reporting year has slowed under pressure from low commodity prices and relatively high short-term interest rates. The Bank of Canada perceived an inflation risk from a weakening currency causing it to maintain tight monetary conditions through much of the year, including a 1% rise in cash rates to 6% in late August. Inflation, however, has continued to fall, down to 0.7% in September 1998, from 1.4% a year earlier. This brought a reversal in the Bank of Canada's tight policy stance towards the end of the October quarter, following the two US Federal Reserve's easings. The US moves are unlikely to provide much stimulus to the Canadian economy and we see further softening in growth.

Fixed Income

    Tight monetary conditions tempered the rally in bonds until the market anticipated a possible change to easier policy in the October quarter. The 10-year bond yield rallied only 0.03% to 5.46% in the first nine months of the Fund's financial year, ahead of a 0.37% rally to 5.09% in the October quarter. We expect further rallies, supported by weakening growth, very low inflation and the prospect of further monetary easing.

Currency

    Weak commodity prices caused the Canadian dollar to depreciate 8.7% over the year and 1.9% over the quarter, ending at $0.65. We expect the weakening Canadian economy and quite protracted monetary easing to extend the softening currency trend.

UNITED KINGDOM

Economy

    Annual growth was very strong at 4% in the second half of 1997, leading to core inflation running above the Bank of England's 2.5% target for much of the reporting year and peaking at 3.2% in May. In response, the Bank of England increased already high 7.25% short-term interest rates by 0.25% mid-year. This was despite signs that growth was already starting to slow, particularly in the manufacturing sector.

    Core inflation fell to 2.5% in both August and September, but the Bank of England responded in October with only a 0.25% easing back to 7.25%. Short-term interest rates appear to be far too high and will weaken growth to the point of requiring more substantial monetary policy easings.

Fixed Income

    Bonds continued to rally during the October quarter as the market anticipated a turn to much easier monetary policy. The 10-year bond rallied 0.77% to 5.77% in the first nine months of the Fund's financial year and extended the rally another 0.71% to 5.06% in the latest quarter. Relatively weaker British growth prospects compared with other Western European economies point to British bonds rallying further.

Currency

    High short-term rates have helped the pound to match the strength of the US dollar through much of the year. Over the past twelve months through October, 1998, the pound was unchanged at $1.67. However, it has depreciated 2.5% from its $1.71 peak recorded earlier in the October quarter. We expect weaker British growth and accelerating monetary easing to further weaken Sterling.

    The following table compares interest rates in Commonwealth countries for various periods.

                                     OCTOBER 31, 1997           JULY 31, 1998          OCTOBER 31, 1998
 AUSTRALIA:
    90 day Bank Bills                          4.8%                     5.2%                     4.8%
    10 yr Government Bonds                     5.9%                     5.6%                     5.0%
 CANADA:
    90 day Bank Bills                          4.0%                     5.0%                     4.8%
    10 yr Government Bonds                     5.5%                     5.5%                     5.1%
 NEW ZEALAND:
    90 day Bank Bills                          7.8%                     7.1%                     4.6%
    10 yr Government Bonds                     6.5%                     6.1%                     5.4%
 UNITED KINGDOM:
    90 day Bank Bills                          7.1%                     7.4%                     6.7%
    10 yr Government Bonds                     6.5%                     5.8%                     5.1%

Yield comparisons are direct and do not take into account fluctuations in currency exchange rates.

YEAR 2000 COMPLIANCE DISCLOSURE

    Many computer systems and other electronically controlled equipment used by companies and other business organizations throughout the world express dates using only the last two digits of the year, and thus will require modification or replacement to accommodate the Year 2000 and beyond in order to avoid malfunctions and consequential widespread commercial disruption.

    The Fund could be adversely affected if the computer systems and equipment used by its service providers or the companies in which it invests, or other organizations with which any of them deal, do not properly address this problem before January 1, 2000. The Investment Manager and the Investment Adviser have taken steps that they believe are reasonably designed to see that the computer systems and equipment they use are adequate to deal with Year 2000 issues and to seek the same of its suppliers and the Fund's other service providers. As of the date of this report, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

EQUITILINK INTERNATIONAL MANAGEMENT LIMITED

----------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998

-------------------------------------------------------------  -------------------------------------------------------------
 PRINCIPAL                                                      PRINCIPAL
   AMOUNT                                                         AMOUNT
   LOCAL                                                          LOCAL
  CURRENCY                                          VALUE        CURRENCY                                          VALUE
   (000)                 DESCRIPTION                (US$)         (000)                 DESCRIPTION                (US$)
-------------------------------------------------------------  -------------------------------------------------------------

              LONG-TERM INVESTMENTS - 94.9%
              AUSTRALIA - 24.5%
              GOVERNMENT AND SEMI-GOVERNMENT
              BONDS - 16.4%
              COMMONWEALTH OF AUSTRALIA - 9.2%
              Commonwealth of Australia,
 A$    1,000    13.00%, 7/15/00................       708,744
       1,500    12.00%, 11/15/01...............     1,131,309
       1,000    9.75%, 3/15/02.................       723,429
       3,000    10.00%, 10/15/02...............     2,231,008
       3,000    10.00%, 2/15/06................     2,443,732
       2,600    10.00%, 10/15/07...............     2,197,953
       3,700    8.75%, 8/15/08.................     2,963,168
       2,000    7.50%, 9/15/09.................     1,499,157
                                                 ------------
                                                   13,898,500
                                                 ------------
              NEW SOUTH WALES - 1.6%
              New South Wales Treasury
                Corporation,
       2,000    8.00%, 12/01/01................     1,360,189
       1,500    7.00%, 4/01/04.................     1,016,877
                                                 ------------
                                                    2,377,066
                                                 ------------
              QUEENSLAND - 3.2%
              Queensland Treasury Corporation,
       3,000    8.00%, 8/14/01.................     2,027,409
       2,000    8.00%, 5/14/03 (Global)........     1,399,998
       1,000    8.00%, 9/14/07.................       737,244
       1,000    8.00%, 9/14/07 (Global)........       738,811
                                                 ------------
                                                    4,903,462
                                                 ------------
              SOUTH AUSTRALIA - 0.5%
              South Australia Finance
                Authority,
       1,000    12.50%, 10/15/00...............       712,955
                                                 ------------
              VICTORIA - 1.4%
              Treasury Cor poration of
                Victoria,
       2,500    10.25%, 11/15/06...............     2,053,533
                                                 ------------
              WESTERN AUSTRALIA - 0.5%
              Wester n Australia Treasur y
                Corporation,
       1,000    10.00%, 7/15/05................       789,262
                                                 ------------
              Total Australian gover nment and
                semi-gover nment bonds (cost
                US$25,682,230).................    24,734,778
                                                 ------------

              CORPORATE BONDS - 3.2%
              SERVICES - 3.2%
              Telstra Corp.,
 A$    2,000    11.50%, 10/15/02...............     1,518,675
       2,000    12.00%, 5/15/06................     1,720,328
              First Australian National
                Mortgage
                Acceptance Cor poration,
                Ser ies 22,
       2,310    11.40%, 12/15/01...............     1,627,356
                                                 ------------
              Total Australian corporate bonds
                (cost US$5,197,102)............     4,866,359
                                                 ------------
              EUROBONDS - 4.9%
              FINANCIAL SERVICES - 2.4%
              Credit Local de France,
       2,000    10.50%, 1/06/99................     1,254,885
              Export Finance & Insurance
                Corporation,
       1,750    11.00%, 12/29/04...............     1,393,280
              Ing Mercantile Mutual Bank Ltd.,
         500    7.125%, 3/13/02................       328,882
              State Bank of New South Wales,
       1,000    10.50%, 4/30/99................       638,328
                                                 ------------
                                                    3,615,375
                                                 ------------
              SEMI-GOVERNMENT - 0.7%
              South Australia Finance
                Author ity,
         500    12.50%, 5/08/01................       364,648
              Treasury Cor poration of
                Victoria,
       1,000    9.00%, 6/27/05.................       747,178
                                                 ------------
                                                    1,111,826
                                                 ------------
              SERVICES - 0.7%
              State Electricity Commission of
                Victoria,
         972    9.25%, 7/27/99.................       623,477
         535    10.50%, 5/27/03................       404,732
                                                 ------------
                                                    1,028,209
                                                 ------------
              SUPRANATIONAL - 1.1%
              Eurofima,
       2,000    9.875%, 1/17/07................     1,589,210
                                                 ------------
              Total Australian eurobonds
                (cost US$8,197,233)............     7,344,620
                                                 ------------
              Total Australian long-term
                investments
                (cost US$39,076,565)...........    36,945,757
                                                 ------------


-------------------------------------------------------------  -------------------------------------------------------------
 PRINCIPAL                                                      PRINCIPAL
    AMOUNT                                                        AMOUNT
   LOCAL                                                          LOCAL
  CURRENCY                                          VALUE        CURRENCY                                          VALUE
   (000)                 DESCRIPTION                (US$)         (000)                 DESCRIPTION                (US$)
-------------------------------------------------------------  -------------------------------------------------------------

              CANADA - 28.2%
              GOVERNMENT, PROVINCIAL AND MUNICIPAL
              BONDS - 22.0%
              CANADA - 18.8%
              Canadian Government,
 C$    5,500    7.50%, 3/01/01.................     3,770,981
       6,000    8.50%, 4/01/02.................     4,322,126
       5,000    7.25%, 6/01/03.................     3,547,136
       2,500    7.25%, 6/01/07.................     1,857,300
       2,000    6.00%, 6/01/08.................     1,382,775
       8,000    10.25%, 3/15/14................     7,824,648
       6,000    9.00%, 6/01/25.................     5,761,024
                                                 ------------
                                                   28,465,990
                                                 ------------
              AL BERTA - 0.6%
              City of Edmonton,
       1,000    9.625%, 2/13/12................       866,029
                                                 ------------
              BRITISH COLUMBIA - 1.1%
              Province of British Columbia,
       1,000    10.15%, 8/29/01................       732,187
       1,000    9.50%, 1/09/12.................       867,710
                                                 ------------
                                                    1,599,897
                                                 ------------
              ONTARIO - 1.5%
              Province of Ontario,
       1,000    8.75%, 4/22/03.................       738,523
       2,000    7.50%, 2/07/24.................     1,551,791
                                                 ------------
                                                    2,290,314
                                                 ------------
              Total Canadian gover nment,
                provincial and municipal bonds
                (cost US$34,442,078)...........    33,222,230
                                                 ------------
              CORPORATE BONDS - 1.2%
              DIVERSIFIED INDUSTRIALS - 0.7%
              Bell Telephone Company of Canada,
         500    10.50%, 7/15/09................       377,150
              Imperial Oil Ltd.,
       1,000    9.875%, 12/15/99...............       679,620
                                                 ------------
                                                    1,056,770
                                                 ------------

              FINANCIAL SERVICES - 0.5%
              Bank of Nova Scotia,
 C$    1,000    10.35%, 7/19/01................       727,725
                                                 ------------
              Total Canadian cor porate bonds
                (cost US$2,184,922)............     1,784,495
                                                 ------------
              EUROBONDS - 5.0%
              DIVERSIFIED INDUSTRIALS - 0.2%
              Procter & Gamble Company,
         500    10.875%, 8/15/01...............       368,550
                                                 ------------
              FINANCIAL SERVICES - 1.8%
              Credit Local de France,
       1,000    6.75%, 3/21/06.................       691,032
              Inter national Bank for
                Reconst r uction
                and Development,
       2,000    10.125%, 7/20/99...............     1,339,648
              Rabobank Neder l and N.V.,
       1,000    9.00%, 12/22/00................       696,690
                                                 ------------
                                                    2,727,370
                                                 ------------
              NATURAL RESOURCES - 1.2%
              Ontar io Hydro,
         500    8.50%, 5/26/25.................       431,786
              Quebec Hydro,
       1,500    7.00%, 6/01/04.................     1,045,034
              Tokyo Elect r ic Power Company,
         500    10.50%, 6/14/01................       362,085
                                                 ------------
                                                    1,838,905
                                                 ------------
              PROVINCIAL AND MUNICIPAL - 0.8%
              Metropolitan Municipality of
                Toronto,
         750    9.625%, 5/14/02................       548,582
              Ville de Montreal,
       1,000    6.375%, 2/15/01................       659,511
                                                 ------------
                                                    1,208,093
                                                 ------------


-------------------------------------------------------------  -------------------------------------------------------------
 PRINCIPAL                                                      PRINCIPAL
    AMOUNT                                                        AMOUNT
   LOCAL                                                          LOCAL
  CURRENCY                                          VALUE        CURRENCY                                          VALUE
   (000)                 DESCRIPTION                (US$)         (000)                 DESCRIPTION                (US$)
-------------------------------------------------------------  -------------------------------------------------------------

              SUPRANATIONAL - 1.0%
              Bayerische Vereinsbank AG,
 C$      500    7.125%, 7/29/99................       327,735
              Canada (Cayman),
         750    7.25%, 6/01/08.................       540,096
              Republic of Finland,
       1,000    9.00%, 12/31/98................       649,916
                                                 ------------
                                                    1,517,747
                                                 ------------
              Total Canadian eurobonds
                (cost US$8,540,352)............     7,660,665
                                                 ------------
              Total Canadian long-term
                investments
                (cost US$45,167,352)...........    42,667,390
                                                 ------------
              NEW ZEALAND - 9.2%
              GOVER NMENT BONDS - 5.0%
              Gover nment of New Zealand,
 NZ$   1,000    8.00%, 2/15/01.................       559,560
       5,000    8.00%, 4/15/04.................     2,973,349
       5,000    8.00%, 11/15/06................     3,084,592
                                                 ------------
                                                    6,617,501
                                                 ------------
              Housing New Zealand,
       1,500    8.00%, 11/15/06................       862,834
                                                 ------------
              Total New Zealand gover nment
                bonds
                (cost US$8,312,001)............     7,480,335
                                                 ------------
              CORPORATE BONDS - 1.2%
              DIVERSIFIED INDUSTRIALS - 1.0%
              Electricity Cor poration of
                New Zealand Ltd.,
       1,750    10.00%, 10/15/01...............     1,026,075
       1,000    8.00%, 2/15/03.................       562,890
                                                 ------------
                                                    1,588,965
                                                 ------------
              FINANCIAL SERVICES - 0.2%
              Transpower Finance Ltd.,
         500    8.00%, 6/15/05.................       287,706
                                                 ------------
              Total New Zealand corporate bonds
                (cost US$2,075,694)............     1,876,671
                                                 ------------
              EUROBONDS - 3.0%
              FINANCIAL SERVICES - 1.4%
              Inter national Bank for
                Reconst ruction
                and Development,
       2,000    9.00%, 7/08/99.................     1,080,987
       1,000    7.00%, 9/18/00.................       538,538

              Primary Industry Bank of
                Australia Limited,
 NZ$   1,000    8.25%, 3/27/00.................       543,137
                                                 ------------
                                                    2,162,662
                                                 ------------
              GLOBAL - 1.2%
              Federal National Mortgage
                Association,
       3,500    7.00%, 9/26/00.................     1,884,789
                                                 ------------
              SUPRANATIONAL - 0.4%
              European Investment Bank,
       1,000    9.00%, 7/16/99.................       541,154
                                                 ------------
              Total New Zealand eurobonds
                (cost US$4,989,224)............     4,588,605
                                                 ------------
              Total New Zealand long-term
                investments
                (cost US$15,376,919)...........    13,945,611
                                                 ------------
              UNITED KINGDOM - 33.0%
              GOVERNMENT BONDS - 18.8%
              United Kingdom Treasur y,
       1,250    8.00%, 12/07/00................     2,206,363
         500    8.00%, 6/10/03.................       939,907
       1,500    6.75%, 11/26/04................     2,747,574
       2,000    7.50%, 12/07/06................     3,881,567
       6,850    8.00%, 12/07/15................    15,326,799
         750    8.00%, 6/07/21.................     1,767,855
         750    6.00%, 12/07/28................     1,492,050
                                                 ------------
              Total United Kingdom gover nment
                bonds
                (cost US$25,168,552)...........    28,362,115
                                                 ------------
              EUROBONDS - 14.2%
              DIVERSIFIED INDUSTRIALS - 2.9%
              Allied Domecq PLC,
       1,000    10.625%, 2/25/99...............     1,694,376
              British Gas PLC,
       1,400    8.875%, 7/08/08................     2,753,780
                                                 ------------
                                                    4,448,156
                                                 ------------
              FINANCIAL SERVICES - 7.1%
              Abbey National Treasury
                Services PLC,
       1,250    8.00%, 4/02/03.................     2,235,926
              Barclays Bank PLC,
       1,000    9.875%, 5/29/49................     1,973,277
              Halifax Building Society,
       1,500    11.00%, 1/17/14................     3,579,579


-------------------------------------------------------------  -------------------------------------------------------------
 PRINCIPAL                                                      PRINCIPAL
    AMOUNT                                                        AMOUNT
   LOCAL                                                          LOCAL
  CURRENCY                                          VALUE        CURRENCY                                          VALUE
   (000)                 DESCRIPTION                (US$)         (000)                 DESCRIPTION                (US$)
-------------------------------------------------------------  -------------------------------------------------------------

              L loyds Bank PLC,
         500    7.375%, 3/11/04................       871,304
              Prudential Finance B.V.,
       1,000    9.375%, 6/04/07................     2,013,120
                                                 ------------
                                                   10,673,206
                                                 ------------
              NATURAL RESOURCES - 1.2%
              Thames Water Utilities
                Finance PLC,
       1,000    10.50%, 11/21/01...............     1,864,233
                                                 ------------
              SUPRANATIONAL - 3.0%
              Republic of Finland,
       1,000    8.00%, 4/07/03.................     1,813,905
       1,250    10.125%, 6/22/08...............     2,741,828
                                                 ------------
                                                    4,555,733
                                                 ------------
              Total United Kingdom eurobonds
                (cost US$18,027,195)...........    21,541,328
                                                 ------------
              Total United Kingdom long-term
                investments
                (cost US$43,195,747)...........    49,903,443
                                                 ------------
              Total long-term investments
                (cost US$142,816,583)..........   143,462,201
                                                 ------------
              SHOR T-TERM INVESTMENTS - 3.3%
              AUSTRALIA - 0.5%
              Banque Nat ionale de Par is Fixed
                Deposit,
                4.60%, 11/02/98
 A$    1,182    (cost US$735,070)..............       735,070
                                                 ------------
              CANADA - 1.3%
              State Street Bank and Trust
                Company Ti me Deposit,
                4.875%, 11/05/98
 C$    3,167    (cost US$2,051,719)............     2,047,474
                                                 ------------

              NEW ZEALAND - 0.5%
              Bankers Trust New Zealand
                Limited Call Account,
                6.70%, 11/02/98
  NZ$  1,331  (cost US$699,384)................       703,773
                                                 ------------
              UNITED KINGDOM - 0.1%
              State Street Bank and Trust
                Company Fixed Deposit,
          40    7.00%, 11/02/98................        67,057
          40    7.125%, 11/09/98...............        67,147
                                                 ------------
              Total United Kingdom short-term
                investments
                (cost US$134,884)..............       134,204
                                                 ------------
              UNITED STATES - 0.9%
 US$   1,372  Repurchase Agreement, State
                Street Bank and Trust
                Company, 5.10% dated
                10/30/98, due 11/02/98 in the
                amount of $1,372,583
                (cost $1,372,000;
                collateralized by $1,295,000
                U.S. Treasury Notes, 6.375%
                due 8/15/02; value
                $1,400,091)....................     1,372,000
                                                 ------------
              Total shor t-term investments
                (cost US$4,993,057)............     4,992,521
                                                 ------------
              TOTAL INVESTMENTS - 98.2%
                (cost US$147,809,640)..........   148,454,722
              Other assets in excess of
                liabilities - 1.8%.............     2,641,126
                                                 ------------
              TOTAL NET ASSETS - 100.0%........  $151,095,848
                                                 ------------
                                                 ------------

See Notes to Financial Statements.

                                       13
      PAGE 14

THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS
Investments, at value (cost $147,809,640)..............................................................  $   148,454,722
Foreign currency, at value (cost $596).................................................................              595
Cash...................................................................................................              319
Interest receivable....................................................................................        3,742,483
Prepaid expenses.......................................................................................           23,755
  Total assets.........................................................................................      152,221,874
LIABILITIES
Dividends payable - common stock.......................................................................          718,131
Investment management fee payable......................................................................           97,617
Administration fee payable.............................................................................           30,036
Payable for investments purchased......................................................................           67,147
Accrued expenses and other liabilities.................................................................          213,095
  Total liabilities....................................................................................        1,126,026
TOTAL NET ASSETS.......................................................................................  $   151,095,848
Total net assets were composed of:
Common stock:
  Par value ($.001 per share, applicable to 9,266,209 shares issued)...................................  $         9,266
  Paid-in capital in excess of par.....................................................................      127,346,596
Preferred stock ($.001 par value per share and $25,000 liquidation value per share applicable to 1,200
shares; Note 4)........................................................................................       30,000,000
                                                                                                             157,355,862
Distributions in excess of net investment income.......................................................         (406,718)
Undistributed net realized gains on investment transactions............................................          949,912
Net unrealized appreciation on investments.............................................................       10,959,517
Accumulated net realized foreign exchange losses.......................................................       (7,467,786)
Net unrealized foreign exchange losses.................................................................      (10,294,939)
TOTAL NET ASSETS.......................................................................................  $   151,095,848
Net assets applicable to common shareholders...........................................................  $   121,095,848
Net asset value per common share ($121,095,848 L 9,266,209 shares of common stock issued and
  outstanding).........................................................................................  $         13.07

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned (net of foreign withholding taxes of $216,053)...........................  $   11,246,734
                                                                                                          --------------
Expenses
  Investment management fee.............................................................................         992,425
  Administration fee....................................................................................         305,362
  Directors' fees and expenses..........................................................................         172,324
  Independent accountant's fees and expenses............................................................         152,300
  Custodians' fees and expenses.........................................................................         129,248
  Reports to shareholders...............................................................................          97,807
  Auction agent's fees and expenses.....................................................................          79,313
  Legal fees and expenses...............................................................................          41,748
  Insurance expense.....................................................................................          40,083
  Transfer agent's fees and expenses....................................................................          25,242
  Registration fees.....................................................................................          16,170
  Excise tax............................................................................................           6,056
  Miscellaneous.........................................................................................          19,492
                                                                                                          --------------
    Total operating expenses............................................................................       2,077,570
                                                                                                          --------------
Net investment income...................................................................................       9,169,164
                                                                                                          --------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gains on investment transactions.........................................................       2,119,218
  Net change in unrealized appreciation/depreciation of investments.....................................       1,723,023
                                                                                                          --------------
  Net gains on investments..............................................................................       3,842,241
                                                                                                          --------------
  Net increase in total net assets resulting from operations before net foreign exchange losses.........      13,011,405
  Net realized foreign exchange losses..................................................................      (4,751,505)
  Net change in unrealized foreign exchange losses......................................................      (5,894,135)
                                                                                                          --------------
NET INCREASE IN TOTAL NET ASSETS
  RESULTING FROM OPERATIONS.............................................................................  $    2,365,765
                                                                                                          --------------
                                                                                                          --------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
  (INCLUDING FOREIGN CURRENCY)
Cash flows provided from operating activities
  Interest received....................................................................................  $    11,861,507
  Operating expenses paid..............................................................................       (2,057,677)
  Sales of short-term portfolio investments, net.......................................................        1,970,791
  Purchases of long-term portfolio investments.........................................................      (53,502,672)
  Proceeds from sales of long-term portfolio investments...............................................       52,265,889
  Other................................................................................................            4,045
                                                                                                         ---------------
    Net cash provided from operating activities........................................................       10,541,883
                                                                                                         ---------------
Cash flows used for financing activities
  Dividends paid to common shareholders................................................................       (8,848,545)
  Dividends paid to preferred shareholders.............................................................       (1,625,508)
                                                                                                         ---------------
    Net cash used for financing activities.............................................................      (10,474,053)
                                                                                                         ---------------
Effect of exchange rate on cash........................................................................          (67,830)
                                                                                                         ---------------
Net increase in cash...................................................................................                0
  Cash at beginning of year............................................................................              914
                                                                                                         ---------------
  Cash at end of year..................................................................................  $           914
                                                                                                         ---------------
                                                                                                         ---------------

RECONCILIATION OF NET INCREASE IN TOTAL NET ASSETS RESULTING FROM OPERATIONS TO NET CASH (INCLUDING
    FOREIGN CURRENCY) PROVIDED FROM OPERATING ACTIVITIES
Net increase in total net assets resulting from operations.............................................  $     2,365,765
                                                                                                         ---------------
  Decrease in investments..............................................................................         (289,393)
  Net realized gains on investment transactions........................................................       (2,119,218)
  Net realized foreign exchange losses.................................................................        4,751,505
  Net change in unrealized appreciation/depreciation on investments....................................       (1,723,023)
  Net change in unrealized foreign exchange losses.....................................................        5,894,135
  Decrease in interest receivable......................................................................          681,243
  Decrease in receivable for investments sold..........................................................          889,784
  Net decrease in other assets.........................................................................            4,045
  Increase in payable for investments purchased........................................................           67,147
  Increase in accrued expenses and other liabilities...................................................           19,893
                                                                                                         ---------------
  Total adjustments....................................................................................        8,176,118
                                                                                                         ---------------
Net cash provided from operating activities............................................................  $    10,541,883
                                                                                                         ---------------
                                                                                                         ---------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE YEAR
                                                                                            ENDED        FOR THE YEAR
                                                                                         OCTOBER 31,     ENDED OCTOBER
                                                                                            1998           31, 1997
                                                                                       ---------------  ---------------
INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations
  Net investment income..............................................................  $     9,169,164  $    10,543,121
  Net realized gains on investment transactions......................................        2,119,218          137,489
  Net change in unrealized appreciation/depreciation on investments..................        1,723,023        4,973,642
                                                                                       ---------------  ---------------
  Net increase in total net assets resulting from operations before net foreign
    exchange losses..................................................................       13,011,405       15,654,252
  Net realized foreign exchange losses...............................................       (4,751,505)         (92,892)
  Net change in unrealized foreign exchange gains (losses)...........................       (5,894,135)      (8,120,845)
                                                                                       ---------------  ---------------
  Net increase in total net assets resulting from operations.........................        2,365,765        7,440,515
                                                                                       ---------------  ---------------
Dividends and distributions to shareholders
  Dividends to common shareholders from net investment income........................       (8,084,197)      (9,219,249)
  Dividends to preferred shareholders from net investment income.....................       (1,313,699)      (1,584,660)
  Distributions to common shareholders from net realized gains on investment
    transactions.....................................................................         (718,017)        (138,993)
  Distributions to preferred shareholders from net realized gains on investment
    transactions.....................................................................         (311,809)              --
                                                                                       ---------------  ---------------
Net decrease in total net assets resulting from dividends and distributions to
  shareholders.......................................................................      (10,427,722)     (10,942,902)
                                                                                       ---------------  ---------------
Total decrease.......................................................................       (8,061,957)      (3,502,387)
TOTAL NET ASSETS
Beginning of year....................................................................      159,157,805      162,660,192
                                                                                       ---------------  ---------------
End of year (including (distributions in excess of) undistributed net investment
  income of $(406,718) and $497,862, respectively)...................................  $   151,095,848  $   159,157,805
                                                                                       ---------------  ---------------
                                                                                       ---------------  ---------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        FOR THE YEAR ENDED OCTOBER 31,
                                                          ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                             1998        1997        1996        1995        1994
                                                          ----------  ----------  ----------  ----------  ----------
Net asset value per common share, beginning of year.....  $    13.94  $    14.32  $    13.13  $    12.08  $    13.42
                                                          ----------  ----------  ----------  ----------  ----------
Net investment income...................................        0.99        1.14        1.16        1.19        1.16
Net realized and unrealized gains (losses) on
  investments and foreign currencies....................       (0.73)      (0.34)       1.21        1.10       (1.33)
                                                          ----------  ----------  ----------  ----------  ----------
  Total from investment operations......................        0.26        0.80        2.37        2.29       (0.17)
                                                          ----------  ----------  ----------  ----------  ----------
Dividends from net investment income to common
  shareholders..........................................       (0.87)      (0.99)      (1.00)      (1.03)      (0.98)
Dividends from net investment income to preferred
  shareholders..........................................       (0.14)      (0.17)      (0.16)      (0.18)      (0.11)
Distributions from net realized gains on investment
  transactions to common shareholders...................       (0.08)      (0.02)      (0.01)      (0.03)      (0.07)
Distributions from net realized gains on investment
  transactions to preferred shareholders................       (0.04)         --       (0.01)         --       (0.01)
                                                          ----------  ----------  ----------  ----------  ----------
  Total dividends and distributions.....................       (1.13)      (1.18)      (1.18)      (1.24)      (1.17)
                                                          ----------  ----------  ----------  ----------  ----------
Net asset value per common share, end of year...........  $    13.07  $    13.94  $    14.32  $    13.13  $    12.08
                                                          ----------  ----------  ----------  ----------  ----------
                                                          ----------  ----------  ----------  ----------  ----------
Market value, end of year...............................  $  10.8125  $  12.4375  $   11.875  $   11.375  $   10.375
                                                          ----------  ----------  ----------  ----------  ----------
                                                          ----------  ----------  ----------  ----------  ----------
Number of shares of common stock outstanding (000
  omitted)..............................................       9,266       9,266       9,266       9,266       9,266
TOTAL INVESTMENT RETURN BASED ON:(1)
  Market value..........................................       (5.59)%     13.78%      13.89%      20.72%     (10.19)%
  Net asset value.......................................        1.82%       5.76%      18.99%      19.67%      (1.63)%
RATIO TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS(2)/SUPPLEMENTARY DATA:
Net assets of common shareholders, end of period (000
  omitted)..............................................  $  121,096  $  129,158  $  132,660  $  121,654  $  111,925
Average net assets of common shareholders (000
  omitted)..............................................     122,266     130,125     122,887     115,277     118,336
Operating expenses......................................        1.70%       1.63%       1.70%       1.71%       1.75%
Net investment income before preferred stock
  dividends.............................................        7.50%       8.10%       8.73%       9.56%       9.06%
Net investment income available to common
  shareholders..........................................        6.17%       6.88%       7.47%       8.09%       8.12%
Preferred stock dividends and distributions.............        1.33%       1.22%       1.26%       1.48%       0.94%
Portfolio turnover......................................          36%         24%         30%         23%         34%
Senior securities (preferred stock) outstanding
  (000 omitted).........................................  $   30,000  $   30,000  $   30,000  $   30,000  $   30,000
Asset coverage on preferred stock at year end...........         504%        530%        542%        505%        473%
--------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Ratios are calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.

See Notes to Financial Statements.

--------------------------------------------------------

THE FIRST COMMONWEALTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------

The First Commonwealth Fund, Inc. (the 'Fund') was incorporated in Maryland on June 28,1991, as a closed-end, non-diversified investment company.

The Fund's investment objective is to provide high current income by investing in high-grade fixed-income secur ities denominated in the currencies of Australia, Canada, New Zealand and the United Kingdom (the 'Commonwealth Currencies'). The Fund may also seek capital appreciation only as a secondary investment objective. It is expected that norma lly all of the Fund's assets will be invested in a portfolio of secur ities issued or guaranteed by the gover nments, territories, provinces and states of Australia, Canada, New Zealand and the United Kingdom as well as secur ities issued by cor porations domiciled in those countries. The Fund will, under nor mal circumstances, invest in debt securities in at least three of these currencies and will not hold more than 50% of its assets in secur ities denominated in any one Commonwealth Currency. The ability of issuers of debt secur ities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

                        The following is a summary ofNOTE 1. ACCOUNTING significant accounting policiesPOLICIES followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Australian dollar ('A$'), Canadian dollar ('C$'), New Zealand dollar ('NZ$') and United Kingdom pound (') amounts are translated into United States dollars on the following basis:

    (i) mar ket value of investment secur ities, other assets and liabilities - at the closing rates of exchange as reported by a major bank;

    (ii) purchases and sales of investment secur ities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

  The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the mar ket prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the mar ket prices of portfolio securities sold during the fiscal year.

  Net realized foreign exchange losses of $4,751,505 for the year ended October 31, 1998 includes realized foreign exchange gains and losses from sales and maturities of portfolio secur ities, sales of foreign currencies, currency gains or losses real ized between the trade and sett lement dates on secur ities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net unrealized foreign exchange losses of $5,894,135 for the year ended October 31, 1998 includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

  Foreign secur ity and currency transactions may involve certain considerations and risks not typically associated with those of domestic or i g in, including unanticipated movements in the value of the foreign currency relative to the US dollar.

  The exchange rates of the Commonwealth Currencies utilized by the Fund at October 31, 1998 were US$0.6220 to A$1.00, US$0.6466 to C$1.00, US$0.5286 to
NZ$1.00, and US$1.6776 to 1.00.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last trade pr ice on or within one local business day of the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid pr ice or the mean between the quoted bid and asked price on the date of determination as obtained from a pr icing source. Secur ities for which market quotations are not readily available are valued at fair value in good faith using methods deter mined by or under the direction of the Fund's Board of Directors.

  Short-term secur ities which mature in more than 60 days are valued at current market quotations. Short-term secur ities which mature in 60 days or less are valued at amor tized cost, if their term to matur ity from date of purchase was 60 days or less, or by amor tizing their value on the 61st day prior to matur ity, if their ori ginal term to maturity exceeded 60 days.

  In connection with transactions in repurchase agreements with US financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the secur ity, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income:
Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identi fied cost basis. Interest income is recorded on an accrual basis. Discounts on secur ities purchased are accreted on an effective yield basis over the estimated lives of the respective secur ities. Expenses are accrued on a daily basis.

Forward Currency Contracts: The Fund is authorized to enter into forward currency contracts only for purposes of hedging against the effect that currency fluctuations may have on specific transactions.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The forward currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Dividends: Dividends and distributions to common shareholders are recorded on the ex-dividend date and are based upon net investment income and capital and currency gains determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in Note 4.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended October 31, 1998, the Fund decreased undistributed net investment income by $675,848, decreased accumulated net realized gains on investments by $104,717 and decreased accumulated net realized foreign exchange losses by $743,884, resulting in an increase to paid-in capital in excess of par by $36,681. Net investment income, net realized losses on investments and net assets were not affected by this change. Accumulated realized and unrealized foreign exchange losses shown in the composition of net assets represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into US dollars or another Commonwealth Currency and real ized currency gains and losses on non-Commonwealth currencies are recogn ized for tax purposes.

  No provision has been made for United States Federal income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distr ibute all of its taxable income to shareholders. Provision has been made for United

States excise taxes incurred during the fiscal year. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional infor mation on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                        The Fund has agreements withNOTE 2. AGREEMENTS EquitiLink International Management Limited (the
'Investment Manager'), EquitiLink Australia Limited (the 'Investment Adviser'), and Pr inceton Administrators, L.P. (the 'Administrator'). The Investment Manager and the Investment Adviser are affi liated companies. The Investment Manager has entered into an agreement with Wood Gundy, Inc. (the 'Consultant').

  The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

  The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly net assets up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's average weekly net assets, subject to a minimum annual payment of $150,000. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.

The Investment Manager informed the Fund that it paid $359,989 to the Investment Adviser and $13,453 to the Consultant during the year ended October 31, 1998.

                     Purchases and sales of invest-NOTE 3. PORTFOLI ment secur ities, other than short-SECURITIES term investments, for the year ended October 31, 1998 aggregated $53,502,672 and $51,019,414, respectively.

The United States federal income tax basis of the Fund's investments at October 31, 1998 was $137,538,563 and accordingly, net unrealized appreciation for United States federal income tax purposes was $10,916,159 (gross unrealized appreciation - $11,672,454 gross unrealized depreciation - $756,295).

                     There are 300 million shares ofNOTE 4. CAPITAL
                     $.001 par value common stock authorized. Of the 9,266,209 shares outstanding at October 31, 1998, the Investment Manager owned 10,766 shares.

  There are 100 million shares of $.001 par value of Auction Market Preferred Stock ('Preferred Stock') authorized. The preferred shares have rights as determined by the Board of Directors. The 1,200 shares of Preferred Stock outstanding consist of one series, W-7. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared.

  Dividends on the Preferred Stock are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 4.875% to 5.90% during the year ended October 31, 1998. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

  The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumu lated but unpaid dividends, whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumu lated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

  The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

                        Subsequent to October 31,NOTE 5. SUBSEQUENT
                        1998, the Board of Directors ofDIVIDENDS the Fund declared dividends from undistributed net investment income of $0.0775 per common share payable on December 11, 1998 to common shareholders of record on November 30, 1998.

Subsequent to October 31, 1998 dividends and distributions declared and paid on preferred shares totaled approximately $198,492 for the outstanding preferred share series through December 18, 1998.

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                       REPORT OF INDEPENDENT ACCOUNTANTS
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To the Shareholders and the Board of Directors of The First Commonwealth Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Commonwealth Fund, Inc. (the 'Fund') at October 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 15, 1998

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                         SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. was held on Thursday, May 14, 1998 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The description of each proposal and number of shares voted at the meeting are as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                                             VOTES
                                                                             VOTES FOR      WITHHELD
--------------------------------------------------------------------------------------------------------------------
1.  To elect the following four directors to   Sir Roden Cutler              7,222,098      115,951
    serve as Class III directors for a three-  Michael Gleeson-White         7,222,154      115,895
    year term expiring in 2001:                John T. Sheehy                7,234,679      103,369
                                               Warren C. Smith               7,236,079      101,969
    Class I and Class II Directors whose term
    of office continued beyond this meeting
    are as follows: David Lindsay Elsum, Rt.
    Hon. Malcolm Fraser, Laurence S.
    Freedman, Michael R. Horsburgh, David
    Manor, William J. Potter, Peter D. Sacks,
    E. Duff Scott, Brian M. Sherman.
--------------------------------------------------------------------------------------------------------------------
                                                                                             VOTES
                                                                             VOTES FOR      AGAINST
--------------------------------------------------------------------------------------------------------------------
2.  To elect the following two Directors to    Roger C. Maddock                 612            0
    represent the interests of the holders of  Dr. Anton E. Schrafl             612            0
    preferred stock for the ensuing year:
--------------------------------------------------------------------------------------------------------------------
                                                                                             VOTES
                                                                             VOTES FOR      AGAINST     ABSTENTIONS
--------------------------------------------------------------------------------------------------------------------
3.  To ratify the selection of Price           Common                        7,254,548       18,948        64,552
    Waterhouse LLP as independent public       Preferred                        611            0             1
    accountants for the fiscal year ending
    October 31, 1998:

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              FEDERAL TAX INFORMATION: DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

During the year ended October 31, 1998, 100% of the ordinary income distributions paid monthly by the Fund qualify as foreign source income. Additionally, 2.70% of the ordinary income distributions was attributable to foreign withholding taxes.

The foreign taxes paid or withheld represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisors regarding the appropriate treatment of foreign taxes paid.

Additionally, the following long-term capital gain distributions were paid by the Fund during the year:

COMMON SHAREHOLDERS
RECORD DATE                    PAYABLE DATE         PER SHARE AMOUNT
09/30/98                          10/9/98               $0.0775
PREFERRED SHAREHOLDERS
MONTH PAID                   PER SHARE AMOUNT
08/98                             $ 30.81
09/98                             $130.27
10/98                             $ 98.76

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                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
During the year, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. Fund manager, Yazdiar Mody currently holds the position of Senior Fixed Interest Portfolio Manager with EquitiLink Australia Limited. He took on his duties for The First Commonwealth Fund, Inc. in June 1998. Yazdiar has significant experience in international fixed-income management. He has over ten years investment experience.
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DIRECTORS

Brian M. Sherman, Chairman
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman
Michael Gleeson-White
Michael R. Horsburgh
Roger C. Maddock
David Manor
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith

OFFICERS
Laurence S. Freedman, President
Brian M. Sherman, Vice President
David Manor, Treasurer
Roy M. Randall, Secretary
Ouma Sananikone-Fletcher,
Assistant Vice President and
Chief Investment Officer
Barry G. Sechos, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.